SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 30, 2007

Date of Report (Date of earliest event reported)

SUN COMMUNITIES, INC.

(Exact Name of Registrant as Specified in its Charter)

MARYLAND

(State or Other Jurisdiction of Incorporation)

1-12616	38-2730780
(Commission File Number)	(IRS Employer Identification No.)

27777 FRANKLIN ROAD

SUITE 200

SOUTHFIELD, MI 48034

(Address of Principal Executive Office) (Zip Code)

248-208-2500

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year

(a)

In August of 2006, the New York Stock Exchange revised its Listed Company Manual to require that as of January 1, 2008, all securities listed on the NYSE must be eligible for a direct share registration system. On October 29, 2007, the Board of Directors (the “Board”) of Sun Communities, Inc. (the “Company”), amended Article VII, Sections 1, 2 and 3 of the Company’s Bylaws to provide the Board with the authority to issue non-certificated shares of stock and to make other technical changes to ensure compliance with the NYSE rules. This summary of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the Amendment to the Bylaws of Sun Communities, Inc. attached as Exhibit 3.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Communities, Inc.
Date: October 29, 2007	By:	/s/Jeffrey P. Jorissen
Jeffrey P. Jorissen, Executive Vice President, Treasurer, Chief Financial Officer, and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
3.1	Amendment to the Bylaws of Sun Communities, Inc.